CREDIT AND SECURITY AGREEMENT



         THIS CREDIT AND SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of December 31, 1998 by FOUNTAIN PHARMACEUTICALS, INC., a Delaware corporation, having its principal place of business at 7279 Bryan Dairy Road, Largo, Florida 33777 (the "Borrower"), in favor of JOSEPH SCHUCHERT ("Schuchert" or "Lender") whose address for the sole purpose of this notice is c/o Eaglestone Capital Corporation, 1949 Sugarland Drive, Suite 250, Sheridan, Wyoming 82801.

         WHEREAS, the Borrower has obtained credit directly from Schuchert, specifically, (I) working capital and other advances to pay third party lenders, or advances to such third-party lenders or vendors as Schuchert elects to pay upon request of Borrower, including advances made pursuant to that certain Secured Promissory Note of even date herewith (the "Note"), and (ii) the Borrower will be the beneficiary of other loans, guaranties or advances made by Schuchert. All such obligations (including by way of example those represented by the Note) shall be referred to herein, together with any and all other obligations owing by the Borrower to the Lender, as the "Obligations;" and

         WHEREAS, as a condition to the ongoing extension of credit and to the provision of credit by the Lender to the Borrower under the Note and on the terms hereof, and specifically, by way of example, to clarify the Obligations of Borrower to the Lender and Lender's interest in the items of collateral described in this Security Agreement, the Borrower has agreed to (I) grant to the Lender a security interest in and to the "Collateral" (as defined herein) and (ii) execute and deliver this Security Agreement and all other necessary documents in order to secure and perfect the payment and performance by the Borrower of the Obligations.

                                    AGREEMENT
                                    ---------

         NOW THEREFORE, in consideration of the promises and in order to induce the Lender to extend credit under the Note and to continue or make other extensions of credit and to secure those Obligations, the Borrower hereby agrees with the Lender as follows:

         SECTION 1. ADVANCES OF FUNDS AND CREATION OF SECURITY INTEREST. Following the date hereof and continuing until September, 1999 (the Initial Period"), the Borrower may request that the Lender make advances to Borrower in order to fund capital shortfalls from the revenue and expense budget attached hereto as Exhibit "A" and incorporated by reference herein (the "Initial Budget"). Upon such request, Lender shall advance the funds (as debt owing under the Note and only up to the full face amount of the Note) to enable the Borrower to discharge Borrower's then current obligations, to the extent revenues from operations are inadequate to pay the costs and expenses reflected by the Initial Budget. Lender shall also advance under the Note other amounts during the Initial Period reflected on the "Schedule of Anticipated Capital and Litigation Expenses" attached hereto as Exhibit "B" and incorporated by reference herein (the "Litigation/Capital Schedule") if and when requested by Borrower during the

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Initial Period. Following the Initial Period and until December 31, 2000, Lender may advance other amounts, in Lender's sole discretion, as requested by the Borrower to fund reasonable working capital needs.

         The Borrower shall not request any such advance more frequently than once monthly and the total of all advances shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000). Advances shall be funded only on the last day of any given month, unless Lender agrees otherwise. Each request for an advance under the Note shall be preceded by a current unaudited monthly and year-to-date income statement, balance sheet and cash flow statement together with an updated twelve month projected cash flow statement of Borrower (presented on a month-to-month basis) and such other financial and other information as Borrower may reasonably request to provide satisfactory assurances of Borrower's capacity to repay prior to maturity the advance and all other advances out of Borrower's operating income. The provisions of the Note and this Security Agreement in no way obligate the Lender directly to any third-party creditor or vendor of Borrower or any of its affiliates. Borrower may request that the Lender advance funds to pay when due any obligation for existing funded indebtedness of the Borrower or for trade payables. Each dollar advanced to any creditor or vendor of the Borrower by Lender (whether requested by Borrower or otherwise) shall be deemed an extension of credit to Borrower in a corresponding dollar for dollar amount and shall be subject to this Security Agreement and repayment of all amounts advanced shall be the unconditional obligation of the Borrower payable in accordance with this Security Agreement and the Note.

                  Any and all such advances described in this Section 1, and all other obligations owing under the Note shall be referred to from time to time herein as the "Obligations."

                  The Borrower hereby grants to the Lender a continuing first priority, perfected security interest (subject to currently existing liens of record) in all of the Borrower's right, title and interest in and to the Collateral described in Section 2 hereof (the "Collateral") in order to secure the payment and performance of all of the Obligations.

         SECTION 2.  COLLATERAL.   The Collateral is:

                  (a) Accounts. All of the Borrower's accounts, whether now existing or existing in the future, including, without limitation (I) all accounts receivable, including, without limitation, all accounts created by or arising from all of the Borrower's sales of goods or rendition of services made under any of the Borrower's trade names, or through any of its divisions, (ii) all unpaid seller's rights (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (iii) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (iv) all reserves and credit balances held by the Borrower with respect to any such accounts receivable or account debtors, (v) all letters of credit, guaranties or collateral for any of the foregoing, and (vi) all insurance policies or rights relating to any of the foregoing (all of the foregoing property and similar property included as Collateral under Section 2(f) below being hereinafter referred to as "Accounts");

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

                  (b) Inventory. All of the Borrower's presently existing or hereafter acquired inventory including, without limitation: (I) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in the Borrower's business, wherever located and whether in the possession of the Borrower or any other Person; (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service, wherever located and whether in the possession of the Borrower or any other Person; and (iii) all goods returned to or repossessed by the Borrower (all of the foregoing property and similar property included as Collateral under Section 2(f) below being hereinafter referred to as "Inventory");

                  (c) Intangibles. All of the Borrower's presently existing and future general intangibles and all other intangible or proprietary rights (including, without limitation, any and all choses or things in action, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, business names, service marks, licenses, copyrights, copyright applications, literary and intellectual property rights, computer programs, software, registration and franchise rights, and, in each case, all goodwill associated therewith), instruments, securities, credits, claims, demands, documents, letters of credit and letter of credit proceeds, chattel paper, documents of title, certificates of title, certificates of deposit, warehouse receipts, bills of lading, books and records, leases, deposit accounts, money, tax refunds, tax refund claims, rents, contract rights, and other rights (including all rights to the payment of money) (all of the foregoing property and similar property included as Collateral under Section 2(f) below being hereinafter referred to as "Intangibles"). In furtherance and not limitation of the foregoing pledged Intangibles, simultaneously with the execution of this Security Agreement, the Borrower is executing that certain Patent, Trademark and License Mortgage in order to fully perfect in favor of the Lender, Lender's security interest in any and all patents, trademarks and licenses owned by the Borrower or in which the Borrower asserts any interest.

                  (d) Equipment. All of the Borrower's presently existing and hereafter acquired equipment, including, without limitation, machinery, equipment, office equipment and supplies, computers (including mainframe processors and remote terminals) and related equipment, furniture, furnishings, fixtures, parts, tools, tooling, jigs, dies, manufacturing implements, motors, fork lifts, trucks, trailers, motor vehicles, and other equipment (all of the foregoing property and similar property included as Collateral under Section 2(f) below being hereinafter referred to as "Equipment");

                  (e) Fixtures. All of the Borrower's fixtures which are now or hereafter located on or affixed to real property or used or useful in the operation or use of real property or any use or occupancy thereof or the construction of any improvements thereon, including, without limitation, any and all phone, heating, lighting, plumbing, ventilation, air conditioning, refrigerating, incinerating and/or compacting plants, systems, fixtures and equipment, elevators, escalators, stoves, ranges, vacuums, window washing and other cleaning and building service systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances and garbage and pest

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control systems (all of the foregoing property and similar property included as
Collateral under Section 2(f) below);

                  (f) After-acquired Collateral and Proceeds. The Collateral includes all right, title and interest of the Borrower in all items described in this Section 2, whether now owned or hereafter at any time acquired by the Borrower and wherever located, or as to which the Borrower may have any right or power, and includes all replacements, additions, accessions, improvements, substitutions, repairs, proceeds and products relating thereto or therefrom, and all documents, ledger sheets, computer programs, disc or tape files, printouts and files of the Borrower relating thereto. Proceeds hereunder include (I) whatever is now or hereafter received by the Borrower upon the sale, exchange, collection or other disposition of any item of Collateral, whether such proceeds constitute inventory, accounts, accounts receivable, general intangibles, instruments, securities (including, without limitation, United States of America Treasury Bills), credits, claims, demands, documents, letters of credit and letter of credit proceeds, chattel paper, documents of title, certificates of title, certificates of deposit, warehouse receipts, bills of lading, leases, deposit accounts, money, tax refund claims, contract rights, goods or equipment,
(ii) any such items which are now or hereafter acquired by the Borrower with any proceeds of Collateral hereunder and (iii) any insurance now or hereafter payable by reason of loss or damage to any item of Collateral or any proceeds thereof.

         SECTION 3.  THE BORROWER'S REPRESENTATIONS AND WARRANTIES.
         ----------  ----------------------------------------------

                  (a) The Borrower owns the Collateral free and clear of any and all Liens in favor of third parties. Upon the proper filing of UCC financing statements, notices with the Patent and Trademark Office (the "PTO"), and notice to Borrower's account holders identified on Schedule 3(a) (which represent every bank, brokerage firm or other depository with which funds or other intangible property are held for the Borrower), the security interests granted pursuant to this Security Agreement constitute valid and enforceable first, prior and perfected Liens in the Collateral (other than liens identified on Schedule 3(a)(1).

                  (b) The address of the principal place of business and chief executive office of the Borrower is set forth beneath Borrower's signature below. The Borrower's Federal Employer Identification Number is 62-1386759. The inventory, books and records of the Borrower, and all its chattel paper and records of Accounts, are maintained exclusively at such location. There is no jurisdiction in which the Borrower has any Collateral of a material nature (except for vehicles and Inventory in transit for processing) other than the jurisdiction where the principal place of business is located. None of the receipts received by the Borrower from any warehouseman states that the goods covered thereby are to be delivered to bearer or to the order of a named person or to a named person and such named person's assigns.


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

                  (c) None of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral, or any part thereof, after the occurrence and during the continuance of an Event of Default.

                  (d) The Borrower has not used any corporate or fictitious name during the three (3) years preceding the date hereof, other than the corporate name under which it has executed this Security Agreement.

                  (e) Each Account is based on an actual and bona fide sale and delivery of goods or rendition of services to customers, made by the Borrower in the ordinary course of its businesses; the Inventory being sold and the Accounts created are its exclusive property and are not and shall not be subject to any lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever; and the Borrower's customers have accepted the goods or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without any dispute (other than non-material disputes involving de minimis amounts arising in the ordinary course of business and claims for returns of merchandise deemed by such customers to be unsalable or defective), offset, defense, counterclaim or contra.

                  (f) The Intangibles are owned exclusively by Borrower and are not subject to any claim of infringement or improper use.

                  (g) The Initial Budget is an accurate good faith estimate of the anticipated revenue and expenses of the Borrower for the Initial Period.


         SECTION 4.  COVENANTS OF THE BORROWER.
                     -------------------------

                  (a) The Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. The Borrower agrees to comply with the requirements of all state and federal laws in order to grant to the Lender valid and perfected first priority security interests in the Collateral. The Lender is hereby authorized by the Borrower to file any financing statements or other notices covering the Collateral whether or not the Borrower's signatures appear thereon. The Borrower will not permit any notice of any lien with respect to the Collateral or any portion thereof to exist or be on file in any public offices or any other person, which is not removed or discharged within thirty (30) days.

                  (b) The Borrower will not (I) change the location of its chief executive office and principal place of business or establish any place of business, (ii) move or permit movement of the Collateral from the locations specified in Section 3(b) (except inventory in transit from one such location to another such location) or (iii) voluntarily or involuntarily change its identity or corporate structure, unless in each case the Borrower shall have given the Lender 30 days prior written notice thereof and shall have in advance executed and caused to be filed and/or delivered to the Agent any financing statements or other documents (including, without limitation, collateral access agreements)


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

required by the Lender in accordance with Section 4(c) hereof, all in form and substance satisfactory to the Lender.

                  (c) The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to procure any document (including, without limitation, collateral access agreements), give any notices, execute and file any financing statements, mortgages or other documents, all in form and substance satisfactory to the Lender, mark any chattel paper, deliver any chattel paper or instruments to the Lender and take any other actions that are necessary or, in the opinion of Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Security Agreement. The Borrower will pay all costs incurred in connection with any of the foregoing.

                  (d) Without the prior written consent of the Lender, the Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge or encumbrance on or other interest in the Collateral, and the Borrower will not sell, transfer, lease, assign, pledge, collaterally assign, exchange or otherwise dispose of the Collateral other than the disposition of obsolete and/or worn-out equipment that is replaced by equipment of at least equivalent value and function, or otherwise in connection with the normal operations of its business. If the proceeds of any such sale are notes, instruments, documents of title, letters of credit or chattel paper, such proceeds shall be promptly delivered to the Lender, to be held as Collateral hereunder. If the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interests of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will, in accordance with the Credit Agreement, transfer such proceeds to the Lender in kind.

                  (e) The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence and during the continuance of an Event of Default.

                  (f) Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect their security interests in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or Lien which, in the judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, and/or the value of, the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Security Agreement including fees, expenses and disbursements of attorneys and paralegals (including the allocated costs of inside counsel) acting for the Lender, including any of the foregoing payments under or acts taken to protect its security interests in the Collateral, which amounts shall be secured under this Security Agreement, and

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

agrees it shall be bound by any payment made or act taken by the Lender hereunder absent Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

                  (g) The Borrower shall promptly (but in no event later than five (5) Business Days) after its receipt thereof, offer to deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case came into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender.

                  (h) In furtherance of the continuing assignment and security interest in the Accounts of the Borrower granted pursuant to this Security Agreement, upon the creation of Accounts and demand of the Lender, the Borrower will execute and deliver to the Lender in such form and manner as the Lender may reasonably require, solely for its convenience in maintaining records of Collateral, such confirmatory schedules of Accounts, and other appropriate reports (including, without limitation, valuations and appraisals) designating, identifying and describing the Accounts as the Lender may require. In addition, upon the Lender's reasonable request, the Borrower shall make available to the Lender copies of agreements with, or purchase orders from, the customers of the Borrower and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Accounts and other Collateral as the Lender may require.

                  (I) The Borrower may and will, consistent with prior business practices, enforce and collect all amounts owing on the Accounts, for the benefit of the Lender, such privilege shall terminate automatically, however, upon the occurrence of an Event of Default which has not been waived by the Lender. Upon an Event of Default, any checks, cash, notes or other instruments or property received by the Borrower with respect to any Accounts shall be held by the Borrower in trust for the benefit of the Lender, separate from the Borrower's own property and funds, and immediately (I) deposited as directed by Lender, or (ii) if such property is not suitable for deposit, turned over to the Lender, without proper assignments or endorsements. No checks, drafts or other instruments received by the Lender shall constitute final payment unless and until such instruments have actually been collected, and the Lender shall promptly make presentment for payment.

                  (j) The Borrower agrees to promptly notify the Lender in writing of any matters materially and adversely affecting the Borrower's business or the value, enforceability or collectibility of any of the Collateral.

                  (k) The Borrower will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full insurable value of the Collateral. Such insurance shall be in such companies as may be acceptable to Lender, with provisions satisfactory to Lender for payment of all losses thereunder to Lender as its interests may appear. If required by Lender, Borrower shall deposit the policies with Lender. Any money received by Lender

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

under said policies may be applied to the payment of the Loans, whether or not due and payable, or at Lender's option may be delivered by Lender to Borrower for the purpose of repairing or restoring the Collateral. Borrower hereby assigns to Lender all right to receive proceeds of insurance not exceeding the aggregate amount of the Loans.

                  (l) The Borrower shall, at the Borrower's own expense, keep the Equipment in good working order, repair, and operating condition, subject to normal wear and tear. Borrower will pay and discharge all taxes, levies, and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any such Collateral.

                  (m) The Borrower will not allow the Collateral to be attached to real estate in such a manner as to become a fixture or a part of any real estate (other than any real estate on which Lender have a first and prior perfected fixture filing).

                  (n) The Borrower shall (I) use, store and maintain the Inventory and the Equipment with all reasonable care and caution which is consistent with good business practice, and (ii) use the Inventory and Equipment for lawful purposes only and in conformity with applicable laws, ordinances and regulations.

                  (o) The Borrower agrees to maintain books and records pertaining to the Collateral in such detail, form and scope as is consistent with good business practice, and agrees that such books and records will reflect the Lender's interest in its Accounts. The Borrower agrees that the Lender or its agents may enter upon the premises of the Borrower at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, and at any time at all on and after the occurrence of a Default which continues beyond the expiration of any grace or cure period applicable thereto, and which has not otherwise been waived by the Lender, for the purposes of (I) inspecting and verifying the Collateral, (ii) inspecting and/or copying any and all records pertaining thereto, and (iii) discussing the affairs, finances and business of the Borrower with any officers, employees and directors of the Borrower or with the auditors of Borrower.

                  (p) The Borrower agrees to execute and deliver to the Lender, from time to time, solely for the Lender's convenience in maintaining a record of the Collateral, such written statements and schedules as the Lender may require, including all financial and other reports the Lender may from time to time request. The Borrower's failure, however, to promptly give the Lender such statements or schedules shall not affect, diminish, modify or otherwise limit the Lender's security interests in the Collateral.

         SECTION 5.  REMEDIES UPON AN EVENT OF DEFAULT.
                     ---------------------------------

         For purposes of this Security Agreement and the related Note an "Event of Default" shall include all of the following:

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

                  (I) The failure to pay timely any monetary obligation of the Borrower owing to the Lender (including the obligations represented by the Note);

                  (ii) The filing of any bankruptcy petition or pursuit of any other relief from creditors through any formal proceeding;

                  (iii) The failure to timely report any material event adversely affecting the business, franchise or financial condition of the Borrower;

                  (iv) The failure to timely satisfy any of the Obligations;

                  (v) The breach of or failure to fully perform any provision of this Security Agreement, the Note or any document or instrument entered in connection with the granting, attachment or perfection of the interest in the Collateral created hereby;

                  (vi) Any material variance from any quarterly projected revenue or expense item represented in the forecasted financial information provided to Lender in connection with any request for an advance (any variance of greater than (a) 20 percent from projected revenues; (b) 15 percent from projected expenses; or (c) 25 percent from projected cash flow shall be deemed material); or

                  (vii) The default in any other obligation of any kind or character of the Borrower to the Lender not cured to Lender's reasonable satisfaction within five (5) days of default.

         Upon the occurrence and during the continuance of an Event of Default, the Lender may, in addition to all other rights and remedies available under applicable law, without notice to or demand upon the Borrower, do any one or more of the following:

                  (a) Exercise any or all of the rights and remedies provided for by the applicable Uniform Commercial Code, specifically including, without limitation, the right to possession of the Collateral and to recover the fees and expenses incurred by the Lender in the enforcement of this Security Agreement or in connection with the Borrower's redemption of the Collateral, including reasonable fees, expenses and the disbursements of attorneys and paralegals (including the allocated costs of inside counsel);

                  (b) Require the Borrower to assemble the Collateral or any part thereof and make it available at one or more places as the Lender may designate and to deliver possession of the Collateral or any part thereof to the Lender, who shall have full right to enter upon any or all of the Borrower's premises and property to exercise the Lender's rights hereunder and to notify all account holders of Lender's superior entitlement to the Collateral;

                  (c) Use, manage, operate and control the Collateral and the Borrower's business and property to preserve the Collateral or its value, including, without limitation, the rights to take possession of all of the Collateral, to exclude any third parties, whether or not claiming under the


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Borrower, from the Borrower's premises and property, to complete any unfinished
Inventory, to make repairs, replacements, alterations, additions and improvements to the Collateral, and to dispose of all or any portion of the Collateral in the ordinary course of the Borrower's business;

                  (d) Use, in connection with any assembly, use or disposition of the Collateral, any intellectual property, Intangibles or other technical knowledge or process used or utilized from time to time by the Borrower;

                  (e) Enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent the Lender from pursuing any other or further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release the Borrower from its obligations hereunder;

                  (f) In connection with any public or private sale under the applicable Uniform Commercial Code, the Lender shall give the Borrower at least ten days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof may be made, which shall be deemed to be reasonable notice of such sale or other disposition. Such notice may be given to the Borrower in accordance with the provisions of Section 6.1 hereof;

                  (g) Proceed by an action or actions at law or in equity, or without such action if permitted by applicable law, to foreclose this Security Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction or without such order if permitted by applicable law; and

                  (h) If the Lender recovers possession of all or any part of the Collateral pursuant to a writ of possession or other judicial process, whether prejudgment or otherwise, the Lender may thereafter retain, sell or otherwise dispose of such Collateral in accordance with this Security Agreement or the applicable Uniform Commercial code, and following such retention, sale or other disposition, the Lender may voluntarily dismiss without prejudice the judicial action in which such writ of possession or other judicial process was issued. The Borrower hereby consents to the voluntary dismissal by the Lender of such judicial action, and the Borrower further consents to the exoneration of any bond that the Lender file in such action.

         SECTION 6.  MISCELLANEOUS PROVISIONS.
                     ------------------------

                  SECTION 6.1. Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be delivered to each of the parties hereto at their respective addresses set forth beneath their signatures below. Such notices shall be effective (I) when delivered, if personally delivered, or (ii) two days after deposit in the United States mail, certified mail, return receipt requested.

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

                  SECTION 6.2. Headings. The headings in this Security Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Security Agreement.

                  SECTION 6.3. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Security Agreement in any jurisdiction.

                  SECTION 6.4. Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Security Agreement and any consent to any departure by the Borrower from any provision of this Security Agreement shall be effective only if made or given in writing.

                  SECTION 6.5. Interpretation of Agreement. Time is of the essence in each provision of this Security Agreement of which time is an element. All terms not defined herein shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant in determining the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  SECTION 6.6. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall (I) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns. Without limiting the generality of clause (iii) above, the Lender may assign or otherwise transfer any Note or other evidence of the Obligations held by it to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise.

                  SECTION 6.7. Reinstatement. To the extent permitted by law, this Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

                  SECTION 6.8. Survival of Provisions. All representations, warranties and covenants of the Borrower contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

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

                  SECTION 6.9. Setoff. The Lender shall have the right of setoff dollar for dollar against any amount owing by Lender to Borrower amounts necessary to pay all or any part of the Obligations. The setoff right is in addition to all other rights and remedies set forth herein.

                  SECTION 6.10.  Power of Attorney.

                  (a) The Borrower hereby irrevocably authorizes and appoints Schuchert, or any Person or agent Schuchert may designate, as the Borrower's attorney-in-fact, at the Borrower's cost and expense, to exercise, subject to the limitations set forth below, all of the following powers, which being coupled with an interest, shall be irrevocable until all of the Obligations have been paid and satisfied in full:

                  (1) To receive, take, endorse, sign, assign and deliver, all in the name of the Lender or the Borrower, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

                  (2) To request, following notice to Debtor, at any time from customers indebted on Accounts, verification of information concerning the Accounts and the amounts owing thereon;

                  (3) Upon the occurrence and during the continuance of a Default or an Event of Default, to receive, open and dispose of all mail addressed to the Borrower and to notify postal authorities to change the address for delivery thereof to such address as the Lender may designate;

                  (4) Upon the occurrence and during the continuance of a Default or an Event of Default, to give customers indebted on Accounts notice of the Lender's interest therein, and/or to instruct such customers to make payment directly to the Lender for the Borrower's account; and

                  (5) Upon the occurrence and during the continuance of a Default or an Event of Default, to take or bring, in the name of the Lender or the Borrower, all steps, actions, suits or proceedings deemed by the Lender necessary or desirable to enforce or effect collection of the Accounts.

                  (b) In addition to all of the powers granted to Schuchert pursuant to subsection (a) above, the Borrower hereby appoints and constitutes Schuchert as the Borrower's attorney-in-fact to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default: (I) collection of Accounts or proceeds of any Collateral,
(ii) conveyance of any item of Collateral to any purchaser thereof, (iii) giving of any notices or recording any Liens under Section 4(c) hereof, and (iv) making of any payments or taking any acts under Section 4(f) hereof. Schuchert's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for the Lender' own account, any checks or instruments in the name of the Borrower, execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, send verifications of Accounts to any customer, sign the Borrower's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any Account and prepare, file and sign the Borrower's name on a proof of claim in bankruptcy or similar document against any customer of the Borrower, and to take any other actions arising from or incident to the powers granted to the Lender in this Security Agreement. This power of attorney is coupled with an interest and is irrevocable by the Borrower, The Borrower hereby ratifies all that Schuchert shall lawfully do or cause to be done by virtue of this Section 6.10.

                  SECTION 6.11. Authority of the Lender; Indemnification. The Lender shall have and be entitled to exercise all powers hereunder which are specifically granted to the Lender by the terms hereof, together with such powers as are incident thereto. The Lender may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Lender nor any director, officer, employee, attorney or agent of the Lender shall be liable to the Borrower for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Lender be responsible for the validity, effectiveness or sufficiency of this Security Agreement or of any document or security furnished pursuant hereto. The Lender and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Borrower agrees to indemnify and hold harmless the Lender and any director, officer, employee, attorney or agent of the Lender from and against any and all costs, expenses (including reasonable fees, expenses and agent of the Lender from and against any and all costs, expenses (including reasonable fees, expenses and disbursement of attorneys and paralegals (including, without duplication, charges of inside counsel)), claims and liabilities incurred by the Lender or such person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such persons.

                  SECTION 6.12. Release; Termination of Agreement. Subject to the provisions of Section 6.7 hereof, this Security Agreement shall terminate upon full and final payment and performance of all the Obligations. At such time, the Lender shall, at the request and expense of the Borrower, reassign and redeliver to the Borrower all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Lender in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Lender, except as to the absence of any prior assignments by the Lender of its interest in the Collateral, and shall be at the expense of the Borrower.

                  SECTION 6.13. Counterparts. This Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same agreement.

                  SECTION 6.14. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SECURITY AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF WYOMING.

                  SECTION 6.15. SUBMISSION TO JURISDICTION. ALL DISPUTES AMONG THE BORROWER AND THE LENDER (OR THE LENDER ACTING ON THEIR BEHALF), WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN SHERIDAN COUNTY, WYOMING, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE LENDER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE LENDER IN GOOD FAITH TO ENABLE THE LENDER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

                  SECTION 6.16. SERVICE OF PROCESS. THE BORROWER HEREBY IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH BENEATH ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO.

                  SECTION 6.17. JURY TRIAL. THE BORROWER AND THE LENDER EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY. INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

                  SECTION 6.18. LIMITATION OF LIABILITY. THE LENDER SHALL NOT HAVE ANY LIABILITY TO THE BORROWER (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS SECURITY AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON THE LENDER, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILFUL MISCONDUCT OR SUCH LOSSES OR DAMAGES ARE THE RESULT OF BREACH OF CONTRACT CLAIMS SUCCESSFULLY PROSECUTED BY THE BORROWER.

         IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                             BORROWER
                             --------

                             FOUNTAIN PHARMACEUTICALS, INC., a
                             Delaware corporation


                             By: /s/ Gerald T. Simmons
                                 ----------------------------------------------
                                      Name:  Gerald T. Simmons
                                      Title:    President/CEO
                             Address for Notice and Principal Place of Business:
                                      7279 Bryan Dairy Road
                                      Largo, Florida 33777

         By its acceptance hereof, as of the day and year first above written, the Lender agrees to be bound by the provisions hereof.

                             LENDER
                             ------


                                      /s/ Joseph Schuchert
                                     -------------------------------------------
                                      JOSEPH SCHUCHERT

                                      Address for Notice:
                                            c/o Joseph S. Schuchert
                                            1949 Sugarland Drive, Suite 250
                                            Sheridan, Wyoming 82801


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